Recruiter.com™

# Introduction for Investors

November 2021


UX Desig
33,242
Janice Jones
Senior Recruiter

For general information only. Please refer to financial filings, including but not limited to the company's Q3 '21 10-Q and full year '20 10-K.

Evan Sohn, CEO
**Recruiter.com Group, Inc. (Nasdaq:RCRT)**

Recruiter.com™

During the course of this presentation, we may make statements which are considered "forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our expected future performance, the expected scope and timing of cooperation and integration with strategic partners, the expected launch of our new products, and our future growth and liquidity. Forward-looking statements may be identified by such words as "believe," "estimate," "anticipate," "expect," "plan," "intend," "may," "could," "might," "will," "should," "approximately," "potential" or, in each case, their negative or other variations thereon or comparable terminology as it relates to us, although not all forward-looking statements contain these words.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We have based the forward-looking statements largely on our current expectations and projections about the future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include continued demand for professional hiring the impact of the Covid-19 pandemic upon recruiter and upon the U.S. and global economies, the condition of the equity markets in general and for microcap companies in particular, a slower than anticipated growth in the U.S. market for technology-enabled recruitment services, failure of our software platform to function as anticipated, including where integration with strategic partners' platforms is required, our failure to integrate any potential future acquisitions, and the Risk Factors contained within our filings with the Securities and Exchange Commission including our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.



# Evan Sohn, CEO

Evan is a frequent contributor to CNBC, Yahoo! Finance, and other top business publications. He has demonstrated expertise in the economy, job market, business growth, and the future of work. Evan developed his expertise from entrepreneurial and executive work in a diverse set of industries, including Wi-Fi, Instant Messaging, data security, customer relationship management (CRM), and much more. Beginning with his own mobile computing company in the 1990s (later acquired by Dun & Bradstreet), Evan has aided a number of venture-backed companies in growing their business. These companies have been acquired by the likes of Symantec and Verifone, among others.

A mission-driven leader, Evan is also the co-founder and Vice President of The Sohn Conference Foundation, which aims to fight pediatric cancer and other childhood diseases. Formed after the death of his brother in 1993, The Sohn Conference Foundation has raised over $95 million to fund cutting-edge research, groundbreaking technology, and innovative programs to improve patient care.

Companies need a new way to drive consistent talent pipelines without investing in new tools and personnel. Recruiter.com combines experienced on demand recruiters and advanced artificial intelligence search and engagement tools to deliver fast results that scale up and scale down based on the company’s requirements without any long term contracts or commitments.



## Who We Are

- We build technology that connects people and creates better work experiences for everyone. Talent acquisition is a people business and we keep the human element in everything we create.

- We empower organizations of all sizes to recruit talent faster using Recruiter.com's proprietary, artificial-intelligence powered hiring software, virtual teams of on-demand recruiting professionals, and curated recruitment marketing technology.

- Finding the right candidate is a people-powered business. Our sophisticated software and on-demand services allows employers to get qualified candidates straight to their inbox and focus their efforts on speaking with the right candidates, earlier in the hiring process.

**We help recruit the right talent, faster.**

# The Recruiting Landscape: Post COVID-19



Oct. Recruiter Sentiment Score:
3.9 /5
Overall Recruiter Sentiment
3.9
3.8
3.7
3.6
3.5
3.4
3.3
Oct. '20
Nov. '20
Dec. '20
Jan. '21
Feb. '21
Mar. '21
Apr. '21
May '21
June '21
July '21
Aug. '21
Sep. '21
Oct. '21
Average recruiter sentiment by month



The Great Resignation Tracker
November 4, 2021
Sectors with Highest Number Job Demand
Hospital & Health Care
Retail
Staffing and Recruiting
Restaurants
Information Technology and Services
Financial Services
Hospitality
Automotive
Transportation/Trucking/Railroad
Food & Beverages
Computer Software
Higher Education
Government Administration
Construction
Real Estate
Education Management
Insurance
Nonprofit Organization Management
Health, Wellness and Fitness
Marketing and Advertising
Internet
Security and Investigations
Telecommunications
Consumer Goods
Management Consulting
0
1M
2M
3M
Highest Job Demand
Salary
65k +
60k
55k
50k
45k
40k -
Total job demand 19.4M jobs
Recruiter.com
revelio labs

# The Recruiting Landscape: Post COVID-19

## Reopening of the Economy

With ~**9.4M still unemployed** and over **10M** jobs opened, this created an immediate demand for recruiters.

## Great Resignation

**4.3M** people quit their jobs in Aug '21 and current poll shows **48%** of Americans and looking for new opportunities.

## Job Hopper Economy

**60%** of millennials are willing to leave their job within the first 6 months. Economists expect work tenures to reduce significantly.

## Growing Demand for Recruiters

According to LinkedIn, there are over **300,000** open jobs for recruiters in the US (more than for Software Engineers). WSJ calls recruiters "The Hardest Job to Recruit for."

Sources:

1.CNBC: https://www.cnbc.com/2021/08/07/there-are-about-1-million-more-job-openings-than-people-looking-for-work.html

2. NPR: https://www.npr.org/2021/10/21/1048130201/why-people-have-been-quitting-their-jobs-in-record-numbers-recently and Gallup: https://www.prnewswire.com/news-releases/new-gallup--amazon-upskilling-study-finds-that-48-of-american-workers-would-switch-to-a-new-job-if-offered-skills-training-opportunities-301372643.html

3. Gallup: https://www.gallup.com/workplace/231587/millennials-job-hopping-generation.aspx

4. LinkedIn: https://www.linkedin.com/business/talent/blog/talent-strategy/data-shows-soaring-demand-for-recruiters

5. WSJ: https://www.wsj.com/articles/the-hardest-job-to-recruit-for-other-recruiters-11637582401?mod=e2li

# The Recruiting Landscape: Post COVID-19

## Drive efficiency in operations.

Develop excellence in supply chain of service delivery and increase use of metrics.

### Reopening of the Economy

With ~**9.4M still unemployed** and over **10M** jobs opened, this created an immediate demand for recruiters.

## Increase innovations.

Use our AI Software throughout process, leverage our in-house data and improve analytics.

### Great Resignation

**4.3M** people quit their jobs in Aug '21 and current poll shows **48%** of Americans and looking for new opportunities.

## Add annual subscriptions.

Leverage our platform to offer subscriptions to candidate pipeline and video resume tools to align with market requirements

### Job Hopper Economy

**60%** of millennials are willing to leave their job within the first 6 months. Economists expect work tenures to reduce significantly.

## Scale up faster and bolder.

High backlog of demand creates opportunity to scale, replicate success, and cross-sell.

### Growing Demand for Recruiters

According to LinkedIn, there are over **300,000** open jobs for recruiters in the US (more than for Software Engineers). WSJ calls recruiters "The Hardest Job to Recruit for."

Recruiter.com™ Recruiting Reinvented for an On-Demand World

Find the candidate → Engage the candidate → Screen the candidate → Hire the candidate

## Today's choices *(the same for the past 30 years)*

### #1 Do it yourself

### #2 Retain a recruiter

**This no longer works in today's economy**

# A Platform for On Demand Recruiting

*"We awarded Recruiter.com our 2020 recruiting platform of the year for their client first focus and ability to take us from 0 to over 200 hires within the first 12 months"*

[24]7

## On Demand Recruiting Software



675
results
Send Email Campaign
Lauren Clark

## On Demand Recruiting Services



Recruiters needed in New York
Hours
Between 20-30 hrs / week
Duration
Ongoing
Location
Virtual
EXPERIENCE
Entry Level
Mid Level
Senior
Emma Taylor

# Talent Acquisition Software



Agtonomy

*"Our company is working to address the farm labor crisis. We recently raised a round of funding, and we're scaling up fast with specialized engineering roles. But, we have limited internal recruiting resources, so we partnered with Recruiter.com. We're using Recruiter.com's software hiring technology to identify the right candidates quickly. Our goal is to stay on track with our growth plans, and to focus on our core business -- building a sustainable future for local agriculture."*

***-- Aaron Leiba, Head of Engineering, Agtonomy***


675
results
BIO
CONTACT
PROFESSIONAL EXPERIENCE
Send Email Campaign
Lauren Clark

# On Demand Hiring Services



dentsu

*"Dentsu tapped into Recruiter.com during a huge hiring sprint in 2021. The sheer number of open requisitions outweighed a reasonable load our internal team could handle. Recruiter.com augmented our team with between 10-18 recruiters over the course of our 3 months partnering. Together, the team made 140 placements. It was a positive experience and we continue to partner with Recruiter.com today."*
***-- Megan Ryan, US Talent Acquisition Lead, dentsu International***


Recruiters needed in New York
Hours
Between 20-30 hrs / week
Duration
Ongoing
Location
Virtual
EXPERIENCE
Entry Level
Mid Level
Senior
Emma Taylor
Senior Recruiter
New York, NY
Healthcare

# Recruiter.com Technology Platform


RECRUITERS &
HIRING MANAGERS
CANDIDATES
Recruiters On Demand
Recruiter.com Marketplace
Community & Professional Development
Job Boards & Marketplaces
Curated Talent Communities
Video Interviewing
Centralized Candidate Pool & AI Sourcing Engine
Recruiter Services & Process Management
Recruiter Tools & Technologies

# On Demand Product Offerings

| Basic | Plus | Business | Enterprise |
|---|---|---|---|
| The essentials to start acquiring talent today. | For businesses looking to quickly attract candidates | For companies looking to fill multiple open positions | For companies looking to ramp their hiring to over 50 hires per month |
| ✔ Access to the entire recruiter.com community | Everything in Basic and:<br>✔ AI Software with On Demand Recruiter to promote the job to over 150 Million Candidates (1 job search) | Everything in Plus and:<br>✔ 5 Job searches<br>✔ Client Success Manager | Everything in Business and:<br>✔ Unlimited Job posting across Job Boards<br>✔ Dedicated Program Lead |
| **Client Fee**: $299 per job post<br>**Upgrade**: $2500 for unlimited monthly posting<br>**On Demand Fee**: 20% of the Recruiter hourly rate | **Client Fee**: $1,999 per job post<br>**Upgrade**: $1,000 for volume search<br>**Optional**: on-demand recruiter coordinator at $35/hr | **Client Fee**: $5,000<br>**Upgrade**: $1,000 for volume search for job<br>**On Demand Fee:** 17.5% of the recruiter hourly rate<br>**Recruiter Fee**: 5% processing fee | **Client Fee**: $7,500<br>**Upgrade**: $1,000 for volume search per job<br>**On Demand Fee:** 15% of the recruiter hourly rate<br>**Recruiter Fee**: 5% processing fee |

# Market Segment Pricing

## Small Business / Self-Service

*Making it simple to become a customer*

**Services Used**

- ✔ Job Market - $299 / mth (like Job Board)
- ✔ Amplify - $1,700 / mth

**Total = $1,999 / month**

## Mid Sized

*For businesses looking for consistent candidate pipeline*

**Services Used**

- ✔ AI Software - $5,000 (2 job searches)
- ✔ On Demand Recruiter: $60/hr or $9,600 / mth

**Total = $11,600 / month**

## Large Enterprise

*Organizations with sophisticated hiring requirements*

**Services Used**

- ✔ AI Software - $10,000 (3 job searches)
- ✔ On Demand Recruiter:
  1 x $100/hr or $16,000/mth (project leader)
  4 x $70/hr or $44,800/mth

**Total = $71,000 / month**

**Driving Results**

# Delivering Significant Value to both Constituents

| Value for Recruiters | Value for Clients |
| --- | --- |
| Access to clients and projects typically not available to the independent/freelance recruiter | Global access to recruiters and talent acquisition professionals |
| Get hired quickly either as full time per gig recruiters | AI search and engagement to over 150 million candidates |
| Supplement income as a "gig" talent acquisition professional | Scale projects up and down without significant barriers |
| Access 3rd party offerings specifically for freelance and independent recruiters | Ideal way to try-and-buy recruiters of various skill levels |

# Industry Landscape

| Name | What they do | Differentiator |
| --- | --- | --- |
| KORN FERRY | Traditional staffing and recruiting firm | Clients pay for services as an extension of their in-house teams and are not hit with 15%-25% of the salary fees. |
| HUDSON RPO | Recruitment Process Outsourcing | Clients choose from a network of over 30k experienced recruiters and can scale up or down with no long term contracts. All on demand recruiters are 1099 (like Uber) |
| LinkedIn | Do it yourself platform | Recruiter.com's AI Sourcing and Engagement includes all of LinkedIn plus 1B more contacts with diversity filtering. |
| ZipRecruiter | Do it yourself platform that runs digital advertising to drive candidates (NYSE:ZIP) | Recruiter.com's network finds both active candidates looking for work *and* passive candidates not found on job boards. |
| eightfold.ai | Private VC backed unicorn (recently raised $125M) providing AI search and matching platform | Recruiter.com has fully integrated AI search and matching plus video screening and on-demand recruiters to assist in recruiting talent faster. |

Recruiter.com



SOHN CONFERENCE FOUNDATION

Verifone

MessageLabs the message is clear

DNB

GoDaddy

Symantec

## Management Team



Miles Jennings, President and COO



Judy Krandel, CFO



Ashley Saddul, CWO



Xuan Smith, CTO



Angela Copeland, VP Marketing



Josh McBride, SVP Sales

# Governance

## Board of Directors

|  |  |  |  |  |  |  |  |
|---|---|---|---|---|---|---|---|
| **Evan Sohn** | **Miles Jennings** | **Tim O'Rourke** | **Wallace Ruiz** | **Doug Roth** | **Deborah Leff** | **Steve Pemberton** | **Robert Heath** |
| Chairman, CEO Recruiter.com | Founder, COO Recruiter.com | COO, Icon Information Consultants | CFO Inuvo (NYSE:INUV) | Managing Director, CT Innovations | Former CTO for Data Science and AI at IBM | CHRO, WorkHuman | EVP, RPX Corporation |

## Advisors

| **David Perla** | **Noam Ohring** | **Jay Goldberg** | **Bryan Moll** | **David Pollard** | **Joanna Riley** |
|---|---|---|---|---|---|
| Former GC Monster.com | Executive Recruiting, BridgeWater | Founder, Sellers Choice | BKR Strategy, RPO | Chairman PredictiveHR | CEO, Censia |

Auditor, Legal, & Transfer Agent

SALBERG & COMPANY, P.A.
Certified Public Accountants and Consultants

LUCOSKY BROOKMAN

PST
A CARTA COMPANY

# A Destination Site for All Things Recruiting



**3M+**
Social Media Members

**30,100**
Recruiters

**$4.4M**
Organic Traffic*

**48,000**
Twitter Followers

**850,000+**
Group Subscribers

**>12,000**
Original Articles Published



EXCHANGE
WEEKLY JOBLESS CLAIMS HIGHER THAN EXPECTED DESPITE SIGNS OF IMPROVEMENT
CNBC

*Source: SpyFu organic seo clicks value

# The New Voice of the Recruiting Industry


EXCHANGE
WEEKLY JOBLESS CLAIMS HIGHER THAN EXPECTED DESPITE SIGNS OF IMPROVEMENT
CNBC

CNBC

CNN

THE WALL STREET JOURNAL.

INSIDER


OCTOBER JOBS REPORT
yahoo! finance
U.S. ADDS 531K JOBS IN OCTOBER, UNEMPLOYMENT RATE AT 4.6%
LIVE


HReSource
Insight & Passion
Hire Authority
In this episode of our series focussing on Passion we meet a man who's enjoyed a successful and varied career as an entrepreneur. Evan Sohn is the CEO of Recruiter.com a platform that aims to revolutionise the recruitment market and offer employers greater access to candidates more closely aligned to the role on offer. We track Evan's own career from graduation to gaining control of and growing successful enterprises, the buzz around recruiter.com and keeping up the momentum when faced with challenges.
We can guarantee there's no shortage of passion in this podcast.
Evan Sohn
Chief Executive Officer
Recruiter.com
in conversation with
David Laud


Nasdaq
Evan Sohn
Recruiter.com
Chairman CEO


POWER LUNCH
HIGH-PAYING REMOTE WORK
THE NEW NORMAL?
CNBC


Don't Look Back
The World of Work Has
Changed for Good
Recruiter.com

# Q3 Results & Highlights

- ✓ Sequential QoQ growth of over **40%** improved gross margins to **36.8%**
- ✓ Highest margin segments, software subscriptions and marketplace solutions, grew **164.6%** and **360%** respectively
- ✓ Largest revenue segment saw strong demand, with Recruiters on Demand growing by over **91%**
- ✓ Over **300** companies subscribing to our platform
- ✓ Index over **150 million** profiles for our AI Software
- ✓ Grew recruiter community to over **>850,000 members**
- ✓ Appearances and coverage on CNBC, Yahoo Finance Live, CNN, Business Insider and Wall Street Journal

# Vectoring towards Profitability

- Gross profit expanded by over **60% QOQ** to $2.3M, while revenue grew over **40% QOQ**.
- Gross profit is trending to meet operating expenses (Average adjusted **Opex:$1.3M**)
- Investments from capital raise are fueling revenue growth and margin expansion



$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Q1-2019
Q2-2019
Q3-2019
Q4-2019
Q1-2020
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021
Gross Profit
Revenue



Q2
Q3
$4,000.00
$3,000.00
$2,000.00
$1,000.00
$0.00
164.56%
91.31%
114.19%
360.35%
-22.83%
Software subscriptions
Recruiters on Demand
Permanent placement fees
Marketplace solutions
Consulting and staffing services

# Sales Growth

- Software subscriptions, introduced in Q2, grows **164% in Q3**
- Job posting technology acquired in Q2 grows Marketplace revenue by **360% in Q3**



Recruiters On Demand QoQ Growth
Recruiters On Demand
$4,000.00
$3,000.00
$2,000.00
$1,000.00
$0.00
401%
113%
92%
88%
91%
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21



Software Subscriptions and Marketplace
Marketplace
Software Subscriptions
$800
$600
$400
$200
$0
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

# Product Mix

- 12% Marketplace and Software
- 54% On Demand Recruiting
- 26% Consulting and Staffing
- 6% Permanent Placement

Quarterly Revenue Composition



Software
7.4%
Consulting and
26.6%
Marketplace
4.6%
Permanent
6.4%
Recruiters on
54.9%

Changing Revenue Composition



Consulting and staffing services
Marketplace
Permanent placement fees
Recruiters On Demand
Software Subscriptions
$8,000
$6,000
$4,000
$2,000
$0
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21

# Client Composition

Average spend as adjusted for deferred revenue. Non-GAAP data provided on a best effort basis for general information only.


Industries
Education
3.0%
Aerospace & Aut...
4.0%
Oil & Energy
4.0%
Consumer Good...
8.0%
Media, Marketin...
8.0%
Staffing & HR Se...
12.0%
Financial Services
13.0%
Techology & Info...
20.0%
Hospitals, Healt...
15.0%
Other Industries
13.0%


# of Customers and Average Spend
Average Spend
# Customers
Trend for # of customers
Average Spend
$25,000
$20,000
$15,000
$10,000
$5,000
$0
400
300
200
100
0
$19,651
$20,362
$15,832
$7,277
$6,413
$8,133
61
82
90
235
269
304
April
May
June
July
Aug
Sept

# Recruiter.com™


UX Desig
33,242
Janice Jones
Senior Recruiter

www.Recruiter.com

# The Recruiting Landscape: Post COVID-19



Sectors with Highest Number Job Transitions
Industry
Higher Education
Hospital & Health Care
Information Technology and Services
Financial Services
Retail
Internet
Computer Software
Marketing and Advertising
Insurance
Government Administration
Real Estate
Nonprofit Organization Management
Education Management
Construction
Management Consulting
Banking
Pharmaceuticals
Automotive
Staffing and Recruiting
0
100k
200k
300k



Sectors with Highest Number Job Demand
Hospital & Health Care
Retail
Staffing and Recruiting
Restaurants
Information Technology and Services
Financial Services
Hospitality
Automotive
Transportation/Trucking/Railroad
Food & Beverages
Computer Software
Higher Education
Government Administration
Construction
Real Estate
Education Management
Insurance
Nonprofit Organization Management
Health, Wellness and Fitness
Marketing and Advertising
Internet
Security and Investigations
Telecommunications
Consumer Goods
Management Consulting
0
1M
2M
3M

# Q3 Financial Summary

| Q3 2021 | In thousands, except per share, GM % and OI %) | Previous Quarter | Sequential Quarterly Growth % |
|---|---|---|---|
| Software subscriptions | $465.1 | $175.8 | 164.6% |
| Recruiters on Demand | $3,437.7 | $1,796.9 | 91.3% |
| Permanent placement fees | $403.1 | $188.2 | 114.2% |
| Marketplace solutions | $286.8 | $62.3 | 360.3% |
| Consulting and staffing services | $1,665.2 | $2,157.7 | -22.8% |
| Revenue | $6,257.9 | $4,380.9 | 42.8% |
| Gross margin | $2,304.2 | $1,434.8 | 60.6% |
| Gross margin percentage | 36.82% | 32.75% | 12.4% |
| Operating income (loss) | ($6,555.4) | ($2,452.9) | 167.3% |
| Net income (loss) | ($7,650.1) | $3,528.3 | |
| Earnings per share (loss) | ($0.56) | $0.99 | |

# Q3 EBITDA

In making any comparisons to other companies, investors need to be aware that companies use different nonGAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and the corresponding GAAP measure provided by each company under applicable SEC rules.

| Q3 2021 | In thousands, except per share, GM % and OI %) |
|---|---|
| Net income (loss) | ($7,650.1) |
| Income expense and finance cost, net | $167.7 |
| Depreciation and amortization | $842.9 |
| EBITDA (loss) | ($6,639.4) |
| Bad debt expense | $20.6 |
| Warrant modification expense | $12.6 |
| Change in derivative value due to anti-dilution adjustments | - |
| Change in fair value of derivative | $887.8 |
| Impairment expense | $2,530.3 |
| Stock-based compensation | $1,928.6 |
| Adjusted EBITDA (loss) | ($1,259.4) |

# RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

| | Three months Ended September 30, | | | |
|---|---|---|---|---|
| | 2021 | | 2020 | |
| **Net Income (loss)** | $ | (7,650,076) | $ | 1,435,418 |
| Interest expense and finance cost, net | | 167,728 | | 882,235 |
| Depreciation & amortization | | 842,934 | | 184,461 |
| **EBITDA (loss)** | | (6,639,414) | | 2,502,114 |
| Bad debt expense | | 20,579 | | - |
| Warrant Modification Expense | | 12,623 | | - |
| Loss (gain) on change in fair value of derivative | | 887,791 | | (4,210,526) |
| Impairment expense | | 2,530,325 | | - |
| Stock-based compensation | | 1,928,646 | | 995,811 |
| **Adjusted EBITDA (Loss)** | $ | (1,259,450) | $ | (712,601) |

| | Nine months Ended September 30, | | | |
|---|---|---|---|---|
| | 2021 | | 2020 | |
| **Net loss** | $ | (10,401,863) | $ | (8,988,402) |
| Interest expense and finance cost, net | | 3,178,832 | | 1,130,315 |
| Depreciation & amortization | | 1,678,067 | | 503,384 |
| **EBITDA (loss)** | | (5,544,964) | | (7,354,703) |
| Bad debt expense | | 79,305 | | 12,000 |
| Forgiveness of debt income | | (24,925) | | - |
| Initial derivative expense | | 3,585,983 | | 3,340,554 |
| Warrant modification expense | | 12,623 | | - |
| Change in derivative value due to anti-dilution adjustments | | - | | 2,642,175 |
| Loss (gain) on change in fair value of derivative | | (7,315,580) | | (3,306,350) |
| Impairment expense | | 2,530,325 | | - |
| Stock-based compensation | | 3,543,887 | | 2,646,013 |
| **Adjusted EBITDA (Loss)** | $ | (3,133,346) | $ | (2,020,311) |